Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	September 30, 2011	December 31, 2010
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$17,378,812	$15,830,663
Held for investment, at amortized cost	2,827,461	822,200
Equity securities, available for sale, at fair value	65,401	65,961
Mortgage loans on real estate	2,838,893	2,598,641
Derivative instruments	171,905	479,786
Other investments	112,876	19,680
Total investments	23,395,348	19,816,931

Cash and cash equivalents	572,314	597,766
Coinsurance deposits	2,759,735	2,613,191
Accrued investment income	212,792	167,645
Deferred policy acquisition costs	1,638,087	1,747,760
Deferred sales inducements	1,199,372	1,227,328
Deferred income taxes	21,386	143,253
Income taxes recoverable	18,036	6,134
Other assets	58,867	106,755
Total assets	$29,875,937	$26,426,763

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$26,917,463	$23,655,807
Other policy funds and contract claims	375,368	222,860
Notes payable	340,552	330,835
Subordinated debentures	268,552	268,435
Other liabilities	614,465	1,010,779
Total liabilities	28,516,400	25,488,716

Stockholders' equity:
Common stock	57,855	56,968
Additional paid-in capital	464,768	454,454
Unallocated common stock held by ESOP	(3,965)	(4,815)
Accumulated other comprehensive income	454,710	81,820
Retained earnings	386,169	349,620
Total stockholders' equity	1,359,537	938,047
Total liabilities and stockholders' equity	$29,875,937	$26,426,763

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Revenues:
Traditional life and accident and health insurance premiums	$3,126	$3,181	$9,331	$9,111
Annuity product charges	20,405	18,538	57,259	52,673
Net investment income	305,502	260,475	894,508	758,230
Change in fair value of derivatives	(333,621)	93,980	(206,997)	(32,742)
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(17,292)	11,298	(19,339)	22,264
OTTI losses on investments:
Total OTTI losses	(5,133)	(2,160)	(10,346)	(16,347)
Portion of OTTI losses recognized in (from) other comprehensive income	(3,758)	(1,830)	(7,345)	8,316
Net OTTI losses recognized in operations	(8,891)	(3,990)	(17,691)	(8,031)
Loss on extinguishment of debt	—	—	—	(292)
Total revenues	(30,771)	383,482	717,071	801,213

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,888	2,128	6,282	6,629
Interest sensitive and index product benefits (b)	223,232	159,155	621,317	584,842
Amortization of deferred sales inducements (c)	(28,065)	5,184	22,892	21,516
Change in fair value of embedded derivatives	(205,565)	114,823	(138,225)	(11,513)
Interest expense on notes payable	7,984	4,940	23,723	14,264
Interest expense on subordinated debentures	3,488	3,805	10,435	11,206
Interest expense on amounts due under repurchase agreements	—	—	5	—
Amortization of deferred policy acquisition costs (c)	(28,930)	45,795	65,155	73,980
Other operating costs and expenses	15,903	16,213	50,011	48,900
Total benefits and expenses	(10,065)	352,043	661,595	749,824
Income (loss) before income taxes	(20,706)	31,439	55,476	51,389
Income tax expense (benefit)	(7,638)	10,925	18,927	17,494
Net income (loss) (b) (c)	$(13,068)	$20,514	$36,549	$33,895

Earnings (loss) per common share (b) (c)	$(0.22)	$0.35	$0.62	$0.58
Earnings (loss) per common share - assuming dilution (a) (b) (c)	$(0.22)	$0.33	$0.59	$0.56
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	59,596	58,564	59,429	58,422
Earnings (loss) per common share - assuming dilution	62,698	62,498	62,783	62,246

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust. The after tax cost of such interest was $258 for the three months ended September 30, 2011 and 2010, and $775 and $776 for the nine months ended September 30, 2011 and 2010, respectively.

(b)
Nine months ended September 30, 2011 includes an adjustment recorded in the first quarter of 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased net income, earnings per common share and earnings per common share - assuming dilution by $2.7 million, $0.05 per share and $0.04 per share, respectively.

(c)
Three and nine months ended September 30, 2011 include benefit from unlocking which reduced amortization of deferred sales inducements by $5.0 million and amortization of deferred policy acquisition costs by $9.1 million, reduced the net loss for the three months ended September 30, 2011 and increased net income for the nine months ended September 30, 2011 by $9.1 million, reduced loss per common share and loss per common share - assuming dilution for the three months ended September 30, 2011 by $0.15 per share, and increased earnings per common share and earnings per common share - assuming dilution for the nine months ended September 30, 2011 by $0.15 per share and $0.14 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Operating Income
Nine months ended September 30, 2011 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$9,331	$—	$—	$9,331
Annuity product charges	57,259	—	—	57,259
Net investment income	894,508	—	—	894,508
Change in fair value of derivatives	(206,997)	—	303,457	96,460
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(19,339)	19,339	—	—
Net OTTI losses recognized in operations	(17,691)	17,691	—	—
Total revenues	717,071	37,030	303,457	1,057,558

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	6,282	—	—	6,282
Interest sensitive and index product benefits (b)	621,317	—	—	621,317
Amortization of deferred sales inducements (c)	22,892	7,046	55,479	85,417
Change in fair value of embedded derivatives	(138,225)	—	93,324	(44,901)
Interest expense on notes payable	23,723	—	—	23,723
Interest expense on subordinated debentures	10,435	—	—	10,435
Interest expense on amounts due under repurchase agreements	5	—	—	5
Amortization of deferred policy acquisition costs (c)	65,155	10,205	74,411	149,771
Other operating costs and expenses	50,011	—	—	50,011
Total benefits and expenses	661,595	17,251	223,214	902,060
Income before income taxes	55,476	19,779	80,243	155,498
Income tax expense	18,927	7,041	28,479	54,447
Net income (b) (c)	$36,549	$12,738	$51,764	$101,051

Earnings per common share (b) (c)	$0.62			$1.70
Earnings per common share - assuming dilution (b) (c)	$0.59			$1.62

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Nine months ended September 30, 2011 includes an adjustment recorded in the first quarter of 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million, increased net income and operating income by $2.7 million, increased earnings per common share and operating income per common share by $0.05 per share and increased earnings per common share - assuming dilution and operating income per common share - assuming dilution by $0.04 per share.

(c)	See note (c) on page 2 for discussion of the impact of unlocking on "As Reported" amounts and note (c) on page 5 for discussion of the impact of unlocking on "Operating Income" amounts.

Change in fair value of derivatives:
Proceeds received at expiration	$388,717	$—	$388,717
Cost of money for fixed index annuities	(245,669)	—	(245,669)
Change in the difference between fair value and remaining option cost at beginning and end of period	(350,045)	303,457	(46,588)
	$(206,997)	$303,457	$96,460

Index credits included in interest credited to account balances	$383,212		$383,212

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Operating Income
Three months ended September 30, 2011 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,126	$—	$—	$3,126
Annuity product charges	20,405	—	—	20,405
Net investment income	305,502	—	—	305,502
Change in fair value of derivatives	(333,621)	—	346,032	12,411
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(17,292)	17,292	—	—
Net OTTI losses recognized in operations	(8,891)	8,891	—	—
Total revenues	(30,771)	26,183	346,032	341,444

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,888	—	—	1,888
Interest sensitive and index product benefits	223,232	—	—	223,232
Amortization of deferred sales inducements (b)	(28,065)	5,020	47,324	24,279
Change in fair value of embedded derivatives	(205,565)	—	164,118	(41,447)
Interest expense on notes payable	7,984	—	—	7,984
Interest expense on subordinated debentures	3,488	—	—	3,488
Interest expense on amounts due under repurchase agreements	—	—	—	—
Amortization of deferred policy acquisition costs (b)	(28,930)	7,208	63,919	42,197
Other operating costs and expenses	15,903	—	—	15,903
Total benefits and expenses	(10,065)	12,228	275,361	277,524
Income (loss) before income taxes	(20,706)	13,955	70,671	63,920
Income tax expense (benefit)	(7,638)	4,967	25,127	22,456
Net income (loss) (b)	$(13,068)	$8,988	$45,544	$41,464

Earnings (loss) per common share (b)	$(0.22)			$0.70
Earnings (loss) per common share - assuming dilution (b)	$(0.22)			$0.67

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)	See note (c) on page 2 for discussion of the impact of unlocking on "As Reported" amounts and note (c) on page 5 for discussion of the impact of unlocking on "Operating Income" amounts.

Change in fair value of derivatives:
Proceeds received at expiration	$140,166	$—	$140,166
Cost of money for fixed index annuities	(85,748)	—	(85,748)
Change in the difference between fair value and remaining option cost at beginning and end of period	(388,039)	346,032	(42,007)
	$(333,621)	$346,032	$12,411

Index credits included in interest credited to account balances	$138,624		$138,624

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Operating Income/Net Income
Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,126	$3,289	$2,916	$2,871	$3,181
Annuity product charges	20,405	19,892	16,962	16,402	18,538
Net investment income	305,502	296,878	292,128	277,876	260,475
Change in fair value of derivatives	12,411	69,316	14,733	29,401	17,095
Total revenues	341,444	389,375	326,739	326,550	299,289

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,888	2,499	1,895	1,622	2,128
Interest sensitive and index product benefits (b)	223,232	238,420	159,665	148,320	155,667
Amortization of deferred sales inducements (c)	24,279	30,866	30,272	27,719	24,942
Change in fair value of embedded derivatives	(41,447)	(8,723)	5,269	28,112	1,483
Interest expense on notes payable	7,984	7,832	7,907	7,861	4,940
Interest expense on subordinated debentures	3,488	3,481	3,466	3,700	3,805
Interest expense on amounts due under repurchase agreements	—	1	4	—	—
Amortization of deferred policy acquisition costs (c)	42,197	53,815	53,759	50,788	47,754
Other operating costs and expenses	15,903	16,634	17,474	17,715	16,213
Total benefits and expenses	277,524	344,825	279,711	285,837	256,932
Operating income before income taxes	63,920	44,550	47,028	40,713	42,357
Income tax expense	22,456	15,537	16,454	14,319	14,795
Operating income (a) (b) (c)	41,464	29,013	30,574	26,394	27,562
Net realized gains (losses) and net OTTI losses on investments, net of offsets	(8,988)	(1,278)	(2,472)	(4,687)	1,950
Lawsuit settlement	—	—	—	(27,297)	—
Net effect of derivatives and other index annuity, net of offsets	(45,544)	(9,461)	3,241	14,628	(8,998)
Net income (loss) (b) (c)	$(13,068)	$18,274	$31,343	$9,038	$20,514

Operating income per common share (a) (b) (c)	$0.70	$0.48	$0.52	$0.45	$0.47
Operating income per common share - assuming dilution (a) (b) (c)	$0.67	$0.45	$0.47	$0.41	$0.45
Earnings (loss) per common share (b) (c)	$(0.22)	$0.31	$0.53	$0.15	$0.35
Earnings (loss) per common share - assuming dilution (b) (c)	$(0.22)	$0.28	$0.48	$0.14	$0.33

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	59,596	59,504	59,182	58,757	58,564
Earnings (loss) per common share - assuming dilution	62,698	65,530	65,711	65,054	62,498

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, the settlement of a class action lawsuit and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Three months ended March 31, 2011 includes an adjustment to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million, increased operating income and net income by $2.7 million, increased operating income per common share and earnings per common share by $0.05 per share and increased operating income per common share - assuming dilution and earnings per common share - assuming dilution by $0.04 per share.

(c)
Three months ended September 30, 2011 includes benefit from unlocking which reduced amortization of deferred sales inducements by $7.3 million and amortization of deferred policy acquisition costs by $12.1 million and increased operating income by $12.5 million, operating income per common share by $0.21 per share and operating income per common share - assuming dilution by $0.20 per share. The unlocking benefit reduced the net loss, loss per common share and loss per common share - assuming dilution for the three months ended September 30, 2011 by $9.1 million, $0.15 and $0.15, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Capitalization/Book Value per Share

	September 30, 2011	December 31, 2010
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$340,552	$330,835
Subordinated debentures payable to subsidiary trusts	268,552	268,435
Total debt	609,104	599,270
Total stockholders’ equity	1,359,537	938,047
Total capitalization	1,968,641	1,537,317
Accumulated other comprehensive income (AOCI)	(454,710)	(81,820)
Total capitalization excluding AOCI (a)	$1,513,931	$1,455,497

Total stockholders’ equity	$1,359,537	$938,047
Accumulated other comprehensive income	(454,710)	(81,820)
Total stockholders’ equity excluding AOCI (a)	$904,827	$856,227

Common shares outstanding (b)	59,009,319	58,377,233

Book Value per Share: (c)
Book value per share including AOCI	$23.04	$16.07
Book value per share excluding AOCI (a)	$15.33	$14.67

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.5%	22.7%
Adjusted debt / Total capitalization	25.2%	26.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2011 - 1,549,803 shares; 2010 - 1,855,835 shares and exclude unallocated shares held by ESOP: 2011 - 395,859 shares; 2010 - 447,048 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Annuity Deposits by Product Type

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
Product Type	2011	2010	2011	2010	2010
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$701,796	$581,907	$2,075,800	$1,530,269	$2,401,891
Fixed Strategy	317,091	387,066	986,724	1,091,296	1,551,007
	1,018,887	968,973	3,062,524	2,621,565	3,952,898
Fixed Rate Annuities:
Single-Year Rate Guaranteed	37,195	35,492	118,084	93,277	160,077
Multi-Year Rate Guaranteed	116,768	169,641	279,407	295,526	384,116
Single premium immediate annuities	94,514	46,487	257,995	103,867	171,628
	248,477	251,620	655,486	492,670	715,821
Total before coinsurance ceded	1,267,364	1,220,593	3,718,010	3,114,235	4,668,719
Coinsurance ceded	94,412	143,225	230,620	402,297	478,963
Net after coinsurance ceded	$1,172,952	$1,077,368	$3,487,390	$2,711,938	$4,189,756

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at September 30, 2011

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.3	10.8	16.2%	$21,452,031	91.8%
Single-Year Fixed Rate Guaranteed Annuities	11.1	4.6	7.8%	1,383,388	5.9%
Multi-Year Fixed Rate Guaranteed Annuities	6.4	2.1	4.8%	532,215	2.3%
Total	13.9	10.3	15.4%	$23,367,634	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$411,074	$415,330
0.0% < 2.0%	34,678	46,064
2.0% < 3.0%	171,239	129,279
3.0% < 4.0%	41,118	363,024
4.0% < 5.0%	179,964	338,294
5.0% < 6.0%	22,032	291,542
6.0% < 7.0%	54,467	208,121
7.0% < 8.0%	180,658	310,457
8.0% < 9.0%	208,227	402,672
9.0% < 10.0%	171,874	765,252
10.0% or greater	440,272	18,181,996
	$1,915,603	$21,452,031

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$826,404	0.00%
2011	60,440	2.15%
2012	380,392	2.48%
2013	544,059	3.63%
2014	583,186	4.87%
2015	616,136	6.61%
2016	852,703	8.04%
2017	981,159	9.16%
2018	884,195	11.42%
2019	600,368	11.91%
2020	936,930	13.34%
2021	1,040,018	14.68%
2022	1,086,886	16.70%
2023	3,967,805	19.26%
2024	4,269,884	19.38%
2025	2,673,900	19.39%
2026	1,753,009	19.64%
2027	1,296,726	19.99%
2028	13,434	20.00%
	$23,367,634	15.43%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,662,725	$21,440,257
Multi-year (3 - 7 years)	252,878	11,774
	$1,915,603	$21,452,031

ULTIMATE MINIMUM GUARANTEE RATE:
1.50%	$65,868	$2,503,215
2.00%	410,479	1,185
2.20%	4,397	73,293
2.25%	10,923	5,424,756
2.25% (3)	179,829	931,695
3.00% (4)	1,184,673	1,269,759
3.00% (5)	—	11,164,060
3.50% (6)	—	84,068
4.00%	59,434	—
	$1,915,603	$21,452,031

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (7):
No differential	$103,209	$24,301
› 0.0% - 0.25%	841,481	974,400
› 0.25% - 0.5%	127,585	350,789
› 0.5% - 1.0% (8)	332,289	1,093,482
› 1.0% - 1.5% (8)	142,721	28,743
› 1.5% - 2.0%	149,915	37,156
› 2.0% - 2.5%	6,290	—
› 2.5% - 3.0%	68,314	—
1.50% ultimate guarantee - 2.15% wtd avg interest rate (9)	34,982	656,675
2.00% ultimate guarantee - 2.82% wtd avg interest rate (9)	108,817	—
2.25% ultimate guarantee - 2.88% wtd avg interest rate (9)	—	1,510,623
3.00% ultimate guarantee - 3.13% wtd avg interest rate (9)	—	3,039,277
Cumulative floor	—	13,736,585
	$1,915,603	$21,452,031

(1)	In addition, $931,184 (48.6%) of the Fixed Annuities Account Value have market value adjustment protection.

(2)
The contract features for substantially all of the Fixed Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money. The contract features for less than 0.5% of the Fixed Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.

(4)	Products have a guarantee of 3.00% on 100% of the premium.

(5)	Products have a guarantee of 3.00% on less than 100% of the premium.

(6)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received). Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(7)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.

(8)
$179,829 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $638,462 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(9)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Spread Results

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
	2011	2010	2011	2010	2010
Average yield on invested assets	5.70%	5.98%	5.81%	6.08%	6.06%

Cost of money:
Aggregate	2.75%	2.89%	2.77%	2.92%	2.91%
Cost of money for fixed index annuities	2.70%	2.84%	2.72%	2.87%	2.86%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.16%	3.26%	3.17%	3.26%	3.26%
Multi-year rate guaranteed	3.63%	3.74%	3.66%	3.75%	3.74%

Investment spread:
Aggregate	2.95%	3.09%	3.04%	3.16%	3.15%
Fixed index annuities	3.00%	3.14%	3.09%	3.21%	3.20%
Fixed rate annuities:
Annually adjustable	2.54%	2.72%	2.64%	2.82%	2.80%
Multi-year rate guaranteed	2.07%	2.24%	2.15%	2.33%	2.32%

Summary of Invested Assets

	September 30, 2011		December 31, 2010
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$4,681	—%	$4,388	—%
United States Government sponsored agencies	3,984,317	17.0%	3,750,065	18.9%
United States municipalities, states and territories	3,157,337	13.5%	2,367,003	12.0%
Corporate securities	9,833,201	42.0%	7,448,323	37.6%
Residential mortgage backed securities	2,841,189	12.1%	2,878,557	14.5%
Other asset backed securities	385,548	1.7%	204,527	1.0%
Total fixed maturity securities	20,206,273	86.3%	16,652,863	84.0%
Equity securities	65,401	0.4%	65,961	0.4%
Mortgage loans on real estate	2,838,893	12.1%	2,598,641	13.1%
Derivative instruments	171,905	0.7%	479,786	2.4%
Other investments	112,876	0.5%	19,680	0.1%
	$23,395,348	100.0%	$19,816,931	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Credit Quality of Fixed Maturity Securities - September 30, 2011

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$15,201,291	75.2%	Aaa/Aa/A	$14,255,638	70.5%
2	4,771,912	23.7%	Baa	4,603,201	22.8%
3	214,317	1.1%	Ba	261,170	1.3%
4	9,041	—%	B	134,617	0.7%
5	5,861	—%	Caa and lower	859,306	4.2%
6	3,851	—%	In or near default	92,341	0.5%
	$20,206,273	100.0%		$20,206,273	100.0%

Watch List Securities - September 30, 2011

General Description	Amortized Cost	Unrealized Gains	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance company	$4,019	$30	$4,049	—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$528,695	$470,225	$570,938
Prime	1,332,179	1,266,213	1,322,637
Alt-A	46,456	47,167	48,490
	$1,907,330	$1,783,605	$1,942,065
OTTI has been recognized
Prime	$627,137	$566,127	$541,984
Alt-A	482,352	398,128	357,140
	$1,109,489	$964,255	$899,124
Total by collateral type
Government agency	$528,695	$470,225	$570,938
Prime	1,959,316	1,832,340	1,864,621
Alt-A	528,808	445,295	405,630
	$3,016,819	$2,747,860	$2,841,189
Total by NAIC designation
1	$2,756,575	$2,509,172	$2,616,848
2	232,951	213,838	202,229
3	22,930	21,781	20,017
6	4,363	3,069	2,095
	$3,016,819	$2,747,860	$2,841,189

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Mortgage Loans by Region and Property Type

	September 30, 2011		December 31, 2010
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$714,735	24.9%	$618,250	23.6%
Middle Atlantic	178,842	6.2%	172,443	6.6%
Mountain	410,779	14.3%	402,965	15.4%
New England	42,974	1.5%	42,695	1.6%
Pacific	308,788	10.8%	247,254	9.5%
South Atlantic	494,149	17.2%	496,606	19.0%
West North Central	479,750	16.7%	419,002	16.0%
West South Central	239,687	8.4%	215,650	8.3%
	2,869,704	100.0%	2,614,865	100.0%
Loan loss allowance	(30,811)		(16,224)
	$2,838,893		$2,598,641

Property type distribution
Office	$766,184	26.7%	$683,404	26.1%
Medical Office	173,406	6.0%	166,930	6.4%
Retail	644,240	22.5%	589,369	22.5%
Industrial/Warehouse	707,523	24.7%	666,908	25.6%
Hotel	140,374	4.9%	151,516	5.8%
Apartment	187,399	6.5%	131,682	5.0%
Mixed use/other	250,578	8.7%	225,056	8.6%
	2,869,704	100.0%	2,614,865	100.0%
Loan loss allowance	(30,811)		(16,224)
	$2,838,893		$2,598,641

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com
Wendy C. Waugaman, President and Chief Executive Officer
(515) 457-1824, wcwaugaman@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00

2010
First Quarter	$10.99	$6.65	$10.65	$0.00
Second Quarter	$11.64	$8.53	$10.32	$0.00
Third Quarter	$11.19	$9.19	$10.24	$0.00
Fourth Quarter	$13.01	$10.11	$12.55	$0.10

2009
First Quarter	$7.40	$2.96	$4.16	$0.00
Second Quarter	$8.86	$4.01	$5.58	$0.00
Third Quarter	$8.65	$5.24	$7.02	$0.00
Fourth Quarter	$8.40	$6.10	$7.44	$0.08
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2011

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com

Erik Bass
J.P. Morgan
(212) 622-2295
erik.bass@jpmorgan.com